UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2007

Coinmach Service Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard, Suite 70, Plainview, New York		11803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(516) 349-8555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 20, 2007, pursuant to the Agreement and Plan of Merger, dated as of June 14, 2007 (the "Merger Agreement"), by and among Coinmach Service Corp. a Delaware corporation (the "Company"), Spin Holdco Inc., a Delaware corporation ("Parent"), and Spin Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of Parent (the "Merger").

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of the Company’s (a) class A common stock (including shares of the Company’s class A common stock underlying the units of the Company’s income deposit securities), and (b) class B common stock (other than shares owned by Parent, the Company or their respective subsidiaries or the Company’s shares of common stock with respect to which appraisal rights have been properly exercised), was converted into the right to receive $13.55 in cash (the "Merger Consideration"). In addition, each outstanding share of the Company’s restricted class A common stock was no longer restricted and was converted into the right to receive the Merger Consideration.

As a consequence of the Merger and the transactions contemplated thereby, (a) the shares of the Company’s class A common stock underlying the units of income deposit securities of the Company were cancelled and, subject to exercise and perfection of appraisal rights under Delaware law, converted into the right to receive the Merger Consideration, and (b) units of the Company’s income deposit securities separated into their components parts, each of which consists of, (x) one share of the Company’s class A common stock and (y) $6.14 aggregate principal amount of the Company’s 11% Senior Secured Notes due 2024 (the "Company Notes").

Pursuant to the terms of the Merger Agreement, on November 21, 2007, the Company will issue a redemption notice to redeem all outstanding Company Notes on December 21, 2007 (the "Redemption Date") at a redemption price equal to the sum of the present values of (i) the product of 105.5% and the outstanding principal amount of such Company Notes as of December 1, 2009 and (ii) all required interest payments, excluding accrued but unpaid interest, due on such Notes through December 1, 2009, discounted to the Redemption Date on a quarterly basis, assuming 360-day years consisting of twelve 30-day months, at the Treasury Rate (as such term is defined in the indenture governing such Company Notes) plus 50 basis points, plus accrued and unpaid interest to the Redemption Date (the "Redemption Price"). In accordance with the terms of the indenture governing the Company Notes, the Redemption Price will be determined on the third business day preceding the Redemption Date.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 19, 2007, and is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On November 21, 2007, the Company will issue a redemption notice to redeem all outstanding Company Notes on December 21, 2007, as more fully described in Item 2.01, which information is hereby incorporated by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2007, the Company notified The American Stock Exchange ("AMEX") of the effectiveness of the Merger as more fully described in Item 2.01, which information is hereby incorporated by reference. The Company requested AMEX to have the Company’s class A common stock (traded under the symbol "DRA") and units of income deposit securities (traded under the symbol "DRY") delisted from AMEX. Trading of the Company’s class A common stock and units of income deposit securities on AMEX was suspended as of the opening of trading on November 21, 2007.

Item 3.03 Material Modifications to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of the Company’s common stock, as more fully described in Item 2.01, which information is hereby incorporated by reference, was converted into the right to receive the Merger Consideration, and the Company’s stockholders, immediately prior to the effective time of the Merger, ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, the Company became an indirect wholly owned subsidiary of Parent. See the disclosure regarding the Merger and the Merger Agreement under Item 2.01 hereof for additional information, which information is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2007, the following directors of the Company resigned from its board of directors, effective upon completion of the Merger: James N. Chapman, David A. Donnini, Woody M. McGee, Bruce Rauner, John R. Scheessele and William M. Kelly. Stephen R. Kerrigan is continuing as a director of the Company. All future directors will be appointed by Parent or its affiliate.

Item 8.01 Other Events.

On November 20, 2007, the Company issued a press release announcing the completion of the Merger, pursuant to the terms and conditions of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Press release, dated November 20, 2007, issued by Coinmach Service Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.

November 21, 2007	By:	Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer, Senior Vice President, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated November 20, 2007, issued by Coinmach Service Corp.